EXHIBIT 99.2

THE CREDIT ACCOMMODATION MADE PURSUANT TO THIS NOTE
REPRESENTS A LINE OF CREDIT


                              REVOLVING CREDIT NOTE

$20,000,000.00
                                                     Atlanta, Georgia
                                                     As of December 18, 1997


         THE UNDERSIGNED, ("Maker"), promises to pay to the order of AMSOUTH BANK, a bank organized under the laws of Alabama ("Payee"), whose mailing address is Post Office Box 588001, Orlando, Florida 32858, the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00), or so much thereof as may be advanced and outstanding from time to time, with interest on the unpaid principal from the date of each such advance at the following rate and payable in the following manner:

         Interest Rate.

         (a) Effective on the first day of every month, and effective through such month (the "Interest Period"), Maker may select one of the following interest rates for such month (the "Stated Rate"):

                  (1) A variable rate equal to the Payee's prime rate through May 1, 1999 and a rate equal to the Payee's prime rate plus fifty basis points (0.50%) thereafter (the "Prime-Based Rate"). This interest rate will be adjusted with each change in the Payee's prime rate. The Payee's prime rate is merely an index rate and is subject to change at the Lender's discretion and is not a rate charged to a particular category of borrowers; or

                  (2) Prior to May 1, 1999, a fixed rate of two hundred fifty basis points (2.50%) over the average offered rate in the London interbank market for deposits in U.S. dollars for a thirty (30) day period. On and after May 1, 1999 a fixed rate of three hundred basis points (3.00%) over the average offered rate in the London interbank market for deposits in U.S. dollars for a thirty (30) day period. The rates set forth in this subparagraph (a)(2) shall be referred to as the "LIBOR-Based Rate"). The applicable LIBOR-Based Rate for the next month shall be determined based on such rate in effect two business days prior to the first day of the month and the Lender will determine the actual rate for the term selected by reference to an information reporting service customarily relied upon by the Lender for reporting of rates offered for such deposits.


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                  The Interest  Rate from the date of this Note until January 1,
                  1998 shall be at the LIBOR-Based Rate.

                  Unless Maker selects a different rate option and notifies Payee, Maker shall be deemed to have selected the same type rate option as applicable for the prior month. Maker shall notify Payee two business days' prior to the first of the following month should Maker elect to convert to a different interest rate option for such month.

                  Prior to the selection by Maker of any such rate option, Payee will, upon request, advise the Maker of the interest rate that will be effective if such option is selected.

         (b) Interest on this Note, as calculated above, shall be payable monthly in arrears on the 1st day of each month, commencing with January 1, 1998 and continuing on the 1st day of each month thereafter, including the month of April, 1999.

         (c) The entire unpaid principal balance, together with any accrued interest, shall be due and payable on or before May 1, 1999 (the "Maturity Date") unless prior to May 1, 1999 Maker pays to Payee a term out fee of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) at which point the revolver portion of this loan will terminate and commencing June 1, 1999 and continuing on the first day of each month including April 1, 2000, a principal payment equal to one-twelvth (1/12) of the principal balance outstanding as of May 1, 1999 together with accrued interest will be due and payable with the remaining unpaid principal and interest due in full on May 1, 2000.

         Increased Costs, Illegality, Etc. (a) If either (i) the introduction of or any change in any law or regulation or in the interpretation or administration of any law or regulation by any court or administrative or governmental authority charged with the interpretation or administration thereof from the date hereof or (ii) the compliance with any guideline enacted after the date hereof or request from any such governmental authority, including, without limitation, any central bank (whether or not having the force of law), which is not caused by an act or omission of Payee, including without limitation, its failure to maintain adequate control, (x) subjects Payee or any corporation controlling Payee to any tax enacted after the date hereof of any kind whatsoever with respect to this Agreement, or changes the basis of taxation of payments to Payee of principal, commissions, fees, interest, or any other amount payable hereunder (except for (A) taxes on or measured by the overall net income of Payee or branch, office, or agency through which Payee is acting for purposes of this Agreement or (B) changes in the rate of such taxes); (y) imposes, modifies, or holds applicable any reserve, special deposit, compulsory loan, or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit or commitment therefor extended by, or any other acquisition of funds by, any office of Payee which are not otherwise included in any determination of the Reserve Adjusted LIBOR Rate or other interest payable hereunder; or (z) imposes on Lender controlling Lender any other condition, and as a result there shall be any increase in the cost to Lender of agreeing to make or making, funding, or maintaining

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advances by an amount deemed by Lender to be material,  then the Borrower  shall from time to time, upon demand by Payee, pay directly to Payee additional amounts sufficient to compensate Payee for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower by Payee, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If Payee determines that compliance with any law or regulation or with any guideline or request from any central bank or other governmental authority subsequent to the date hereof (whether or not having the force of law) concerning capital adequacy or otherwise has or would have the effect of reducing the rate of return on the capital of Payee or the corporation controlling Payee as a consequence of, or with reference to, the facilities hereunder, by an amount deemed by Payee to be material, the Borrower shall from time to time, upon demand by Payee, pay to Payee additional amounts sufficient to compensate Payee or such other corporation for such reduction. A certificate as to such amounts, submitted to the Borrower by Payee, shall be conclusive and binding for all purposes, absent manifest error.

                  (c) In the event the LIBOR Reserve Requirement increases subsequent to the date hereof, the interest rate applicable to this Note shall be the Reserve Adjusted LIBOR Rate.

         Default Rate. After the occurrence of an Event of Default, as hereinafter defined, or after the Maturity Date, this Note and all sums due hereunder shall bear interest at the Stated Rate plus five percent (5%) per annum ("Penalty Rate") (but in no event at a rate which is higher than the maximum rate permitted by law) from the date of default until paid.

         Interest Basis. Interest shall be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed.

         Interest Parity. This loan evidenced by this Note is being made pursuant to the rate provisions of Chapters 665 and 687 of the Florida Statutes.

         Late Charge. If any payment hereunder (other than the final payment) is not made within fifteen (15) days after it is due, the Maker shall pay to Payee a late charge equal to five percent (5%) of the late payment.

         Prepayment. The Maker shall have the privilege of prepaying this Note in part or in full, without penalty, at any time, and any prepayment shall be applied to the installment or installments of principal last maturing. No partial prepayment shall excuse or defer Maker's subsequent payment obligations.

         Application of Payments. All payments made on the indebtedness evidenced by this Note shall be applied first to repayment of monies paid or advanced by Payee on behalf of the Maker in accordance with the terms of the Loan Documents securing this Note, and thereafter shall be applied to payment of accrued interest, and lastly to payment of principal.


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         Place and Manner of Payment. All payments of interest and principal are payable at the office of Payee, or at such other place as the holder may designate in writing, in lawful money of the United States of America.

         Security. This Note is secured by Receivables as more particularly defined in loan documents ("Loan Documents") executed on even date herewith. This Note and other loan documents as may be now or hereafter executed in connection therewith ("Loan Document(s)") shall together evidence the debt and constitute the security for the Note.

         Events of Default. Maker shall be in default in this Note upon the occurrence of any of the following events, circumstances or conditions (each an "Event of Default"):

                  (a) Maker's failure to make any payment of any sum due hereunder within ten (10) days of the due date thereof without further notice or demand, or to make any other payment due by the Maker to the Payee under any other promissory note or under any security agreement or other written obligation of any kind now existing or hereinafter created.

                  (b) The existence of a default or breach of any of the terms of this Note or any other Loan Document that is not cured within any applicable grace and/or cure period.

                  (c) Maker's continued failure to perform any other obligation imposed upon Maker by the Loan Documents.

                  (d) Any written representation, statement or warranty of Maker or any co-signer, endorser, surety or guarantor of the Note, contained in the Note or any other Loan Document, or in any certificate delivered pursuant hereto, or in any other instrument or statement made or furnished in connection herewith, proves to be incorrect or misleading in any material respect as of the time when the same shall have been made, including, without limitation, any and all financial statements furnished by Maker to Payee as an inducement to Payee's making the loan evidenced by the Note or pursuant to any provision of the Loan Documents which in any such case would have a material adverse effect on Maker.

                  (e) The dissolution or insolvency of, the appointment of a receiver by or on the behalf of, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by Maker or any maker, co-signer, endorser, surety or two or more guarantors of the Note or other obligation.

         Remedies after Default. At the option of Payee, all or any part of the principal and accrued interest on the Note, and all other obligations of the Maker to the Payee shall become immediately due and payable without additional notice or demand, upon the occurrence of an Event of Default or at any time thereafter. Payee may exercise all rights and remedies provided by law, equity, this Note or any other Loan Document or any other obligation of the Maker to the Payee. All rights and

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remedies as set forth in the Loan  Documents are  cumulative  and concurrent and may be pursued in a commercially reasonable manner, singly, successively or together, at the sole discretion of Payee, and may be exercised as often as occasion therefore shall arise. Such remedies are not exclusive, and Payee is entitled to all remedies provided at law or equity, whether or not expressly set forth therein. No act, or omission or commission or waiver of Payee, including specifically any failure to exercise any right, remedy or recourse, shall be effective unless set forth in a written document executed by Payee and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to any subsequent event.

         Right of Set-off. Neither the Maker, any co-signer, endorser, surety nor guarantor shall have any right of set-off against the Payee under this Note or under any Loan Document executed in connection with the loan evidenced by this Note. In addition to the remedies provided for herein, the Maker, each co-signer, endorser, surety or guarantor grants to the Payee a security interest in any funds or other assets from time to time on deposit with or in possession of the Payee, and the Payee may, at any time set-off the indebtedness evidenced by this Note against any such funds or other assets, including but not limited to, all money owed by Payee to Maker, each co-signer, endorser, surety or guarantor whether or not due. Maker, each co-signer, endorser, surety or guarantor acknowledge and agree that Payee may exercise its right of set-off to pay all or any part of the outstanding principal balance and accrued interest owed on this Note or on any other obligation of the Maker to the Payee against any obligation Payee may have, now or hereafter, to pay money to Maker, each co-signer, endorser, surety or guarantor. This right of set-off includes, but is not limited to, the following:

                  (a) Any deposit, account balance, securities account balance or certificate of deposit balance Maker has with Payee whether special, general, time, savings, checking or NOW account; and

                  (b) Any money owing to Maker on an item presented to Payee or in Payee's possession for collection or exchange; and

                  (c)  Any  repurchase   agreement  or  any  other   non-deposit
obligation or any credit in favor of Maker.

If any such money is also owned by some other person who has not agreed to pay this Note (such as another depositor on a joint account), Payee's right of set-off will extend to the amount which could be withdrawn or paid directly to Maker on Maker's request, endorsement or instruction alone. In addition, (where Maker may obtain payment from Payee only with the endorsement or consent of someone who has not agreed to pay this Note), Payee's right of set-off will extend to Maker's interest in the obligation. Payee's right of set-off will not apply to any account if it clearly appears that Maker's rights in the account are solely as a fiduciary for another or to any account, which by its nature and applicable law (for example an IRA or other tax deferred retirement account), must be exempt from the claims of creditors. Maker hereby appoints Payee as its attorney-in-fact and authorizes Payee to redeem or obtain payment on any certificate of deposit in which Maker has an

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interest  in order to exercise  Payee's  right of  set-off.  Such  authorization applies to any certificate of deposit even if not matured. Maker further authorizes Payee to assess and withhold any early withdrawal penalty without liability against Payee in the event such penalty is applicable as a result of Payee's set-off against a certificate of deposit prior to its maturity.

                  Payee's  right of set-off  may be  exercised  upon an Event of
Default:

                 (a)  With  immediate notification to Maker  of such setoff; and

                 (b) Without regard to the existence or value of any collateral securing this Note; and

                 (c) Without regard to the number or creditworthiness of any other persons who have agreed to pay this Note.

Payee will not be liable for dishonor of a check or other request for payment where there is insufficient funds in the account (or other obligation) to pay such request because of Payee's exercise of its right of set-off. Maker agrees to indemnify and hold Payee harmless from any person's claims, arising as the result of Payee's right of set-off and the costs and expenses, including without limitation, attorneys' fees.

         Collection Expenses. All parties liable for the payment of the Note agree to pay the Payee all costs incurred by the Payee, whether or not an action be brought, in collecting the sums due under the Note, enforcing the performance and/or protecting its rights under the Loan Documents and in realizing on any of the security for the Note. Such costs and expenses shall include, but are not limited to, filing fees, costs of publication, deposition fees, stenographer fees, witness fees and other court and related costs. Sums advanced by the Payee for the payment of collection costs and expenses shall accrue interest at the Penalty Rate, from the time they are advanced or paid by the Payee, and shall be due and payable upon payment by Payee without notice or demand and shall be secured by the lien of the Loan Documents.

         Attorneys' Fees. All parties liable for the payment of the Note agree to pay the Payee reasonable attorneys' fees incurred by the Payee, whether or not an action be brought, in collecting the sums due under the Note, enforcing the performance and/or protecting its rights under the Loan Documents and in realizing on any of the security for the Note. Such reasonable attorneys' fees shall include, but not be limited to, fees for attorneys, paralegals, legal assistants, and expenses incurred in any and all judicial, bankruptcy, reorganization, administrative, receivership, or other proceedings effecting creditor's rights and involving a claim under the Note or any Loan Document, which such proceedings may arise before or after entry of a final judgment. Such fees shall be paid regardless whether suit is brought and shall include all reasonable fees incurred by Payee at all trial and appellate levels including bankruptcy court. Sums advanced by the Payee for the payment of attorneys' fees shall be due and payable upon payment by Payee without notice or demand and shall be secured by the lien of the Loan Documents.

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         Waiver and Consent.  By the making, signing, endorsement or guaranty of this Note:

                  (a) Maker and each co-signor, endorser, surety or guarantor waive protest, presentment for payment, notice of dishonor, notice of intent to accelerate and notice of acceleration;

                  (b) Each co-signer, endorser, surety or guarantor consents to any renewals or extensions of time for payment on this Note;

                  (c) Maker and each co-signor, endorser, surety or guarantor consents to Payee's release of any co-signer, endorser, surety or guarantor;

                  (d) Maker and each co-signor, endorser, surety or guarantor waive and consent to the release, substitution or impairment of any collateral securing this Note;

                  (e) Each co-signer, endorser, surety or guarantor consents to any modification of the terms of this Note or any other Loan Document;

                  (f) Maker and each co-signor, endorser, surety or guarantor consent to any and all sales, repurchases and participations of this Note to or by any person or entity in any amounts and waive notice of such sales, repurchases and participations of this Note;

                  (g) Maker and each co-signor, endorser, surety or guarantor consent to Payee's right of set-off as well as any participating bank's right of set-off;

                  (h) Maker and each co-signor, endorser, surety or guarantor waive the right of exemption under the Constitution and the laws of the State of Florida; and

                  (i) Maker and each co-signor, endorser, surety or guarantor promise to pay all collection costs, including reasonable attorneys' fees, whether incurred in connection with collection, trial, appeal or otherwise.

         Usury Limitation. The parties agree and intend to comply with the applicable usury law, and notwithstanding anything contained herein or in any of the Loan Documents, or other document related to the loan evidenced by this Note, the effective rate of interest to be paid on this Note (including all costs, charges and fees which are characterized as interest under applicable law) shall not exceed the maximum contract rate of interest permitted under applicable law, as it exists from time to time. Payee agrees not to knowingly collect or charge interest (whether denominated as fees, interest or other charges) which will render the interest rate hereunder usurious, and if any payment of interest or fees by Maker to Payee would render this Note usurious, Maker agrees to give Payee written notice of such fact with or in advance of such payment. If Payee should receive any payment which constitutes interest under applicable law in excess of the maximum lawful contract rate permitted under applicable law (whether denominated as interest, fees or other charges), the amount

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of interest received in excess of the maximum lawful rate shall automatically be applied to reduce the principal balance, regardless of how such sum is characterized or recorded by the parties.

         Joint and Several. The obligations of this Note shall be joint and several. The Maker and all endorsers and all persons liable or to become liable on this Note consent to any and all renewals and extensions of the time of payment hereof and further agree that at any time the terms of the payment hereof may be modified without affecting the liability of any party to this Note or any person liable or to become liable with respect to any indebtedness evidenced thereby.

         No Obligation to Extend. Except as provided in this Note, on or before the Maturity Date, Maker must repay the entire principal balance of this Note and unpaid interest then due. The Payee shall be under no obligation to refinance the Note at maturity. Maker will therefore be required to make payment out of other assets Maker may own, or Maker will have to find a lender willing to lend the money at prevailing market rates, which may be considerably higher than the interest rate on this Note.

         Disclaimer of Relationship. The Maker and all co-signers, endorsers, sureties and guarantors, if any, to this obligation acknowledge that:

                  (a)  The  relationship   between  the  Payee,  Maker  and  any
co-signer, endorser, surety or guarantor is one of creditor and debtor and not one of partner or joint venturer;

                  (b) There exists no confidential or fiduciary relationship between Payee and Maker and any co-signer, endorser, surety or guarantor imposing a duty of disclosure upon the Payee; and

                  (c) The Maker and any co-signer, endorser, surety or guarantor have not relied on any representation of the Payee regarding the merits of the use of proceeds of the loan.

Maker and any co-signer, endorser, surety or guarantor waive any and all claims and causes of action which exist now or may exist in the future arising out of any breach or alleged breach of a duty on the part of the Payee to disclose any facts material to this loan transaction and the use of the proceeds.

         Place of Execution; Choice of Law and Venue. This Note is executed and delivered in the State of Georgia, and shall be governed by the Laws of the State of Florida, and the United States of America, whichever the context may require or permit. The Maker and all guarantors, if any, to this obligation expressly agree that proper venue for any action which may be brought under this
Note in addition to any other venue permitted by law shall be Orange County, Florida. Should Payee institute any action under this Note, the Maker and all guarantors, if any, hereby submit themselves to the jurisdiction of any court sitting in Florida.


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         Severability. If any provision of this Note shall be held unenforceable or void, then such provision shall be deemed severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Note.

         Maker and Payee Defined. The term "Maker" includes each and every person or entity signing this Note and any co-signers, guarantors, their successors and assigns. The term "Payee" shall include the Payee and any transferee and assignee of Payee or other holder of this Note.

         Captions and Pronouns. The captions and headings of the various sections of this Note are for convenience only, and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular, and the masculine, feminine and neuter shall be freely interchangeable.

         Receipt of Copy. By signing this Note, Maker acknowledges that it was read by Maker prior to execution and a copy was received by Maker.

         Time of the Essence. Time is of the essence with respect to each provision in this Note where a time or date for performance is stated. All time periods or dates for performance stated in this Note are material provisions of this Note.

         Waiver of Trial by Jury. The Maker hereby, and the Payee by its acceptance of this Note, knowingly, voluntarily and intentionally waive the right either may have to a trial by jury in respect to any litigation arising out of, under, or in connection with this Note and all Loan Documents and other agreements executed or contemplated to be executed in connection herewith, or arising out of, under, or in connection with any course of conduct, course of dealing, statements (whether verbal or written) or action of either party, whether in connection with the making of the loan, collection of the loan, or otherwise. This provision is a material inducement for the Payee making the loan evidenced by this Note.

         Total Liability of Maker. Notwithstanding anything to the contrary in the Loan Documents, the total liability of each Maker under the Loan Documents shall not exceed the amount disbursed to or on behalf of such Maker, together with interest costs and attorney fees.


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         IN WITNESS  WHEREOF,  Maker has executed and delivered this  instrument this day and year first above written.

                                         CARROLL FULMER & COMPANY, INC.,
                                         a Florida corporation


                                         By: /s/ Philip A. Belyew
                                         Philip A. Belyew,
                                         Chairman of the Board


                                         CAROLINA PACIFIC DISTRIBUTORS, INC.,
                                         a North Carolina corporation


                                         By: /s/ Philip A. Belyew
                                         Philip A. Belyew,
                                         Chairman of the Board



                                         CAPITOL WAREHOUSE, INC.,
                                         a Kentucky corporation


                                         By: /s/ Philip A. Belyew
                                         Philip A. Belyew,
                                         Chairman of the Board



                                         SERVICE EXPRESS, INC.,
                                         an Alabama corporation


                                         By: /s/ Philip A. Belyew
                                         Philip A. Belyew,
                                         Chairman of the Board

                                                 "Maker"




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STATE OF GEORGIA

COUNTY OF ________________

         The foregoing instrument was acknowledged before me this _____ day of December, 1997, by Philip A. Belyew, as Chairman of the Board of Carroll Fulmer & Company, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced _______________________________ as identification.


                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:


STATE OF GEORGIA

COUNTY OF _____________

         The foregoing instrument was acknowledged before me this _____ day of December, 1997, by Philip A. Belyew, as Chairman of the Board of Carolina Pacific Distributors, Inc., a North Carolina corporation, on behalf of the corporation. He is personally known to me or has produced _______________________________ as identification.


                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:

STATE OF GEORGIA

COUNTY OF _____________

         The foregoing instrument was acknowledged before me this _____ day of December, 1997, by Philip A. Belyew, as Chairman of the Board of Capitol Warehouse, Inc., a Kentucky corporation, on behalf of the corporation. He is personally known to me or has produced _______________________________ as identification.


                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:


STATE OF GEORGIA

COUNTY OF _____________

         The foregoing instrument was acknowledged before me this _____ day of December, 1997, by Philip A. Belyew, as Chairman of the Board of Service Express, Inc., an Alabama corporation, on behalf of the corporation. He is personally known to me or has produced _______________________________ as identification.


                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:

                                     ALLONGE


           THIS ALLONGE, made the day and year set forth below, is attached to and made a part of that certain revolving credit note (the "Note") dated as of December 18, 1997 in the original principal amount of TWENTY MILLION DOLLARS ($20,000,000.00) made by CARROLL FULMER & COMPANY, INC., a Florida corporation, whose address is P. O. Box 5000, Groveland, Florida 34736-5000 ("Carroll Fulmer") and CAROLINA PACIFIC DISTRIBUTORS, INC., a North Carolina corporation, whose address is 5625 Surrett Drive Extension, Archdale, North Carolina 27263 ("Carolina Pacific") and CAPITOL WAREHOUSE, INC., a Kentucky corporation, whose address is 403 W. Main Street, Frankfurt, Kentucky 40601 ("Capitol Warehouse") and SERVICE EXPRESS, INC., an Alabama corporation, whose address is P. O. Box 1009, Tuscaloosa, Alabama 35403 ("Service Express") (Carroll Fulmer, Carolina Pacific, Capitol Warehouse and Service Express are together hereinafter referred to as the "Maker"), in favor of AMSOUTH BANK, a bank organized under the laws of Alabama, whose address is Post Office Box 588001, Orlando, Florida 32858 (the "Payee").

           1. Maker is hereby re-defined to include the undersigned together with Carroll Fulmer, Carolina Pacific, Capitol Warehouse, Service Express and together with all subsidiaries of Transit Group, Inc., a Florida corporation, which subsequently enter into an Allonge to the Note.

           2. Except as modified in this Allonge, all other terms of the Note shall remain in full force and effect. The undersigned hereby covenants, reaffirms and ratifies its obligation to repay the Note to the Payee in accordance with the terms of the original Note, as modified or restated.

           IN WITNESS WHEREOF, the undersigned has executed and delivered this Allonge as of the 14th day of January, 1998.

Signed, sealed and delivered             RAINBOW TRUCKING SERVICE, INC.,
in the presence of:                      an Indiana corporation


                                         By: /s/ Philip A. Belyew
                                         Philip A. Belyew,
                                         Chairman of the Board